Exhibit 10.5(b)

EXHIBIT C

FIRST AMENDMENT TO LEASE AND ACKNOWLEDGMENT

This First Amendment to Lease and Acknowledgment (“First Amendment”) is made as of 2-29, 2008 with reference to that certain Lease Agreement (“Lease”) by and between CN Bay View, LLC, a Delaware limited liability company, as “Landlord” therein, and Singulex, Inc., a Delaware Corporation, as “Tenant” therein, regarding that certain premises (“Premises”) located at 1650 Harbor Bay Parkway, Alameda, California 94502, and which is more particularly described in the Lease.

The undersigned hereby confirms the following and the provisions of the Lease are hereby amended by the following:

1.             That Tenant accepted possession of the Premises from Landlord on 2-1-08, 2008, and acknowledges that the Premises are as represented by Landlord, in good condition and repair; and that the improvements, if any, required to be constructed for Tenant by Landlord pursuant to the Lease, have been so constructed and are satisfactory completed in all respects, excepting N/A.

2.             That all conditions which are to be satisfied prior to the full effectiveness of the Lease have been satisfied and that Landlord has fulfilled all of its duties of an inducement nature, except N/A.

3.             That in accordance with the Lease, the Commencement Date is 2-1, 2008, and that, unless sooner terminated, the Expiration Date is 1-31-13.

4.             That the Lease is in full force and effect and that the same represents the entire agreement between Landlord and Tenant concerning Tenant’s lease of the Premises.

5.             That there are no existing defenses which Tenant has against the enforcement of the Lease by Landlord, and no offsets or credits against any amounts owed by Tenant pursuant to the Lease, except N/A.

6.             That Tenant’s obligations to pay the Rent is presently in effect and that all rentals, charges and other obligations on the part of Tenant under the Lease commences to accrue on 2-1, 2008.

7.             That Tenant has not made any prior assignment, hypothecation or pledge of the Lease or of the rents thereunder.

8.             Except as modified herein, the Lease remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date set forth below.

LANDLORD:		TENANT:

CN Bay View, LLC, a Delaware limited liability company		Singulex, Inc., a Delaware corporation

By:	[ILLEGIBLE]	By:	/s/ Philippe Goix

Its:	Manager	Its:	PRESIDENT & CEO

Date:	12/02/08	Date:	11/21/08

		By:	/s/ Kevin McGrath

		Its:	VP, FINANCE

		Date:	11/24/08